SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               July 22, 1998
                     (Date of earliest event reported)


                             ENESCO GROUP, INC.
             (Exact Name of Registrant as Specified in Charter)


Massachusetts                   0-1349                     04-1864170
(State of                     (Commission                 (IRS Employer
Incorporation)                File Number)                Identification No.)


             333 Western Avenue, Westfield, Massachusetts  01085
       (Address of principal executive offices, including zip code)


                               (413) 562-3631
            (Registrant's telephone number, including area code)


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.  OTHER EVENTS.

            On July 22, 1998, the Board of Directors of Enesco Group, Inc., formerly known as Stanhome Inc. (the "Company"), renewed its existing Rights Agreement, dated as of September 7, 1988, between the Company and The Connecticut Bank and Trust Company, N.A., as amended (the "Existing Rights Agreement"), by adopting a Renewed Rights Agreement between the Company and ChaseMellon Shareholders Service, L.L.C., as rights agent (the "Renewed Rights Agreement"). Pursuant to the Renewed Rights Agreement, the Company will declare a dividend distribution of one Right for each share of the Company's common stock, par value $.125 per share (the "Common Stock"), outstanding upon the "Expiration Date" under the Existing Rights Agreement (the "Record Date"), and for each share of Common Stock issued or transferred from the Company's treasury between the Record Date and the Distribution Date (as defined in the Renewed Rights Agreement), and under certain circumstances thereafter. The Record Date is expected to occur on September 19, 1998, but may occur in advance of that time under certain circumstances. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire on July 22, 2008, subject to extension or earlier redemption.

            This description of the provisions of the Renewed Rights Agreement and the terms of the new Rights is qualified by reference to the Renewed Rights Agreement, a copy of which is filed herewith and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.       Exhibit

    4 Renewed Rights Agreement dated as of July 22, 1998 between Enesco Group, Inc. and ChaseMellon Shareholder Services, L.L.C. (which includes as Exhibit A thereto the Form of Rights Certificate).



                              SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ENESCO GROUP, INC.
                                            ______________________
                                            (Registrant)


                                            By: /s/ Jeffrey A. Hutsell
                                                __________________________
                                                Name:  Jeffrey A. Hutsell
                                                Title: President



July 23, 1998
_________________
(Date)




                               Exhibit Index



     Exhibit                    Exhibit Description              Sequential
       No.                                                         Page No.

        4          Renewed Rights Agreement dated as of               6
                   July 22, 1998 between Enesco Group,
                   Inc. and ChaseMellon Shareholder
                   Services, L.L.C. (which includes as
                   Exhibit A thereto the Form of Rights
                   Certificate).